                                                                   EXHIBIT 99.4
                              LETTER OF TRANSMITTAL

                 ==============================================
  For Surrender of Certificates Formerly Representing Shares of Class A and/or
                        Series 1 Class B Common Stock of


                            JAG MEDIA HOLDINGS, INC.

            In Exchange for Certificates Representing Common Stock of

                            JAG MEDIA HOLDINGS, INC.

                        =================================
                        DESCRIPTION OF SHARES SURRENDERED
                        =================================



   NAME AND ADDRESS OF
   REGISTERED OWNERS(S)        CERTIFICATE NUMBER           NUMBER OF SHARES
--------------------------   ----------------------       --------------------
|                        |   |                    |       |                  |
|                        |   |                    |       |                  |
|                        |   |                    |       |                  |
--------------------------   ----------------------       --------------------

   ENCLOSE CERTIFICATE(S) WHICH FORMERLY REPRESENTED SHARES OF CLASS A AND/OR
      SERIES 1 CLASS B COMMON STOCK OF JAG MEDIA HOLDINGS, INC. WITH THIS
                             LETTER OF TRANSMITTAL

                     PLEASE READ CAREFULLY THE INSTRUCTIONS
                     CONTAINED IN THIS LETTER OF TRANSMITTAL

     Pursuant to a Plan of Recapitalization approved by the stockholders of

                            JAG MEDIA HOLDINGS, INC.

       at an Annual Meeting of the stockholders held on February 11, 2004
                          (the "Recapitalization Plan")

                               The Exchange Agent:
                              TRANSFER ONLINE, INC.

                          By mail or overnight courier:
                              TRANSFER ONLINE, INC.
                        317 S.W. ALDER STREET, 2ND FLOOR
                               PORTLAND, OR 97204

     The instructions contained in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Once the recapitalization becomes effective, all issued and outstanding shares of JAG Media Holdings, Inc.'s current Class A and Series 1 Class B common stock will cease to represent an interest in the Company and will only represent a right to be exchanged for new shares of common stock of JAG Media Holdings, Inc.

TO: TRANSFER ONLINE, INC.:

         The undersigned hereby surrenders to Transfer Online, Inc., acting in its capacity as Exchange Agent, the above-described certificate(s) which formerly represented shares of Class A common stock, par value $0.00001 per share ("Class A Share(s)") and/or Series 1 Class B common stock, par value $0.00001 ("Series 1 Class B Share(s)"), of JAG MEDIA HOLDINGS, INC. ("JAG MEDIA") for the purpose of receiving certificate(s) for shares of common stock of JAG MEDIA, par value $0.00001 per share (the "JAG MEDIA Common Share(s)") in accordance with and pursuant to the Recapitalization Plan. The undersigned acknowledges that for each Class A Share and/or Series 1 Class B Share owned by the undersigned and surrendered for exchange in accordance with the requirements of the Recapitalization Plan and this Letter of Transmittal, the undersigned will receive stock certificates representing one (1) JAG MEDIA Common Share for each such Class A Share and/or Series 1 Class B Share surrendered.

         The name and address of the registered owner(s) of the Class A Shares and/or Series 1 Class B Shares are printed above as they appear on the certificate(s) representing the Class A Shares and/or Series 1 Class B Shares surrendered hereby. The certificate(s) and the number of Class A Shares and/or Series 1 Class B Shares that the undersigned is hereby surrendering are indicated in the appropriate box above.

         The undersigned represents that he or she has full power and authority to surrender the Class A Shares and/or Series 1 Class B Shares and the certificate(s) representing the Class A Shares and/or Series 1 Class B Shares free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute any additional documents necessary to complete the surrender of the Class A Shares and/or Series 1 Class B Shares and their exchange for the JAG MEDIA Common Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of, the undersigned.

         Please mail new certificates representing the applicable number of JAG MEDIA Common Shares, for the surrendered certificate(s) formerly representing the Class A Shares and/or Series 1 Class B Shares to the address specified above unless otherwise indicated under "Special Transfer Instructions" or "Special Delivery Instructions".

 SPECIAL TRANSFER INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the JAG MEDIA    To be completed ONLY if the JAG MEDIA
Common Share certificates are to be      Common Share certificate(s) to be
issued in the name of someone other      issued in the name of the undersigned
than the registered holder of the        are to be sent to someone other than
certificate(s) surrendered. (See         the undersigned or to an address
Instruction VI)                          other than that shown above.

Issue the certificate to:                Mail the certificate to:

Name:                                    Name:
      ------------------------------          -------------------------------


Address:                                 Address:
        ----------------------------             ----------------------------

         ---------------------------              ---------------------------
                (Zip Code)                               (Zip Code)

Tax ID or SS #:
                --------------------

RECAP II -Letter of Transmittal

                                   [SIGN HERE]



               ---------------------------------------------------
                         Signature(s) of Shareholder(s)


               ---------------------------------------------------
                         Signature(s) of Shareholder(s)



(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Class A Share and/or Series 1 Class B Share certificate(s) or by person(s) to which the Class A Shares and/or Series 1 Class B Shares have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith with signatures guaranteed if required (See Instruction VII). If signing is by attorney, administrator, executor, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title in such capacity below and enclose proper evidence of authority so to act. (See Instruction III.)


Dated: _______________________________________________________________________

Name(s): _____________________________________________________________________

Capacity: ____________________________________________________________________

Address: _____________________________________________________________________

Area Code & Telephone No.: ___________________________________________________

Tax Identification or Social Security No.: ___________________________________

Signatures Guaranteed  by: ___________________________________________________

                      (if required -- See Instruction VII)

RECAP II -Letter of Transmittal

                                    IMPORTANT

                 SHAREHOLDER MUST COMPLETE SUBSTITUTE W-9 BELOW
              (See Instruction X. and "Important Tax Information")


                       PAYER'S NAME: TRANSFER ONLINE, INC.



SUBSTITUTE                      Part 1 - PLEASE PROVIDE YOUR TIN
                                IN THE BOX AT THE RIGHT AND                       _________________________________
Form W-9                        CERTIFY BY SIGNING AND DATING                          Social Security Number
                                BELOW

                                Part 2 - |_| TIN applied for (or I intend to      OR ______________________________
                                apply for in the near future) CHECK IF               Employer Identification Number
                                APPLICABLE

Department of the Treasury      CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the information
Internal Revenue Service        provided on this form is true, correct and complete, (2) I am not subject to backup
Payer's Request for taxpayer    withholding either because I have not been notified by the Internal Revenue Service
Identification Number (TIN)     (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).
                                [NOTE: You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.]


|_| Exempt from Backup          Signature: ________________________________________________________________________
    Withholding
                                Name:  ____________________________________________________________________________

                                Address:  _________________________________________________________________________

                                Date: _____________________________________________________________________________



FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF THE PAYMENT TO YOU WITH RESPECT TO SHARES OF JAG MEDIA HOLDINGS, INC. CLASS A AND/OR SERIES 1 CLASS B COMMON STOCK SURRENDERED IN CONNECTION WITH THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.


       [Please complete above Substitute Form W-9 and return it with the
                             Letter of Transmittal]

RECAP II -Letter of Transmittal

                            JAG MEDIA HOLDINGS, INC.


INSTRUCTIONS FOR SURRENDERING CERTIFICATES FORMERLY REPRESENTING SHARES OF CLASS A AND/OR SERIES 1 CLASS B COMMON STOCK OF JAG MEDIA HOLDINGS, INC. ("JAG MEDIA") FOR CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF JAG MEDIA.

I.       General

        (a) On February 11, 2004, the stockholders of JAG Media Holdings, Inc. approved a plan of recapitalization (the "Recapitalization Plan") pursuant to which, among other matters, each Class A Share and Series 1 Class B Share will be reclassified into one (1) JAG Media Common Share. In accordance with the terms of the Recapitalization Plan, each stockholder of JAG MEDIA is entitled, upon surrender of certificate(s) formerly representing Class A Shares and/or Series 1 Class B Shares, to receive in exchange therefore certificates representing new JAG Media Common Shares.

        (b) No fractional shares will be issued in the recapitalization.

        (c) Stockholders should note that the Exchange Agent will not be able to issue your certificates of JAG MEDIA Common Shares representing your interest in JAG Media Holdings, Inc. until the certificate of amendment to the JAG MEDIA Articles of Incorporation is filed in the state of Nevada. Accordingly, Stockholders should transmit their certificate(s) formerly representing Class A Shares and/or Series 1 Class B Shares only upon, or shortly prior to, effectiveness of the recapitalization. THE COMPANY EXPECTS THAT THE EFFECTIVE DATE OF THE CERTIFICATE OF AMENDMENT WILL BE JUNE 4, 2004.

II.      Execution and Delivery


         The Letter of Transmittal or a facsimile thereof must be properly filled in, dated and signed, and must be delivered together with your certificate(s) formerly representing Class A Shares and/or Series 1 Class Shares to the Exchange Agent, Transfer Online, Inc., at the address set forth in the Letter of Transmittal. The method of delivery to the Exchange Agent is at your option and risk, but, if sent by mail, registered and insured mail is suggested. If any shares are registered in different forms of your name (e.g., "John Doe" and "J. Doe"), you should complete as many separate Letters of Transmittal as there are different registrations.


III.     Signatures

        The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on the Letter of Transmittal should correspond exactly with the name as written on the face of the share certificate(s) transmitted unless the Class A Shares and/or Series 1 Class B Shares described in the Letter of Transmittal have been assigned by the registered holder or holders, in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

        If the Letter of Transmittal is signed by an attorney, administrator, executor, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, and the surrendered stock certificate(s) is not registered in such name, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the Letter of Transmittal. If additional documents are required by the Exchange Agent, you will be so advised.

RECAP II -Letter of Transmittal

IV.      Lost or Destroyed Common Stock Certificates

        If any stock certificates representing Class A Shares and/or Series 1 Class B Shares have been lost, stolen or destroyed, please contact Transfer Online, Inc. You will be instructed as to the steps you must take in order to receive your new certificate.

V.       New Certificate Issued in Same Name

        If the new stock certificate(s) is to be issued in exactly the same name that appears on the face of the surrendered certificate(s) representing Class A Shares and/or Series 1 Class B Shares being submitted herewith, you will NOT be required to endorse the surrendered certificates or to submit separate stock powers.

VI.      New Certificate Issued in Different Name

        If the new stock certificate(s) is to be issued other than in exactly the name that appears on the face of the surrendered certificate(s) submitted herewith, the "Special Transfer Instructions" box must be completed.

VII.     Guarantee of Signatures

        Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, trust company or other financial institution which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the certificate(s) tendered herewith and such holder(s) have not completed the box entitled "Special Transfer Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or if such Class A Shares and/or Series 1 Class B Shares are tendered for the account of an Eligible Institution.

VIII.    Inquiries

         All inquiries with regard to the surrender of certificates formerly representing Class A Shares and/or Series 1 Class B Shares in exchange for certificates for JAG MEDIA Common Shares should be made directly to Transfer Online, Inc., 317 S.W. Alder Street, 2nd Floor, Portland, OR 97204, Tel: (503) 227-2950, Fax: (503) 227-6874, E-Mail: info@transferonline.com.

IX.      Additional Copies

Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent at its address set forth on the face of the Letter of Transmittal.

X. Substitute Form W-9 You are required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 included herein. Failure to provide the information on the form may subject you to a 28% federal income tax withholding on the payment of any amounts due for the certificate(s). The box in Part 2 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 2 is checked and the Exchange Agent is not provided a TIN within sixty (60) days, the Exchange Agent will withhold 28% on payment of any amount due for the certificate(s) until a TIN is provided to the Exchange Agent.

         Under federal income tax law, a shareholder is required to provide the Exchange Agent (as payer) with such shareholder's correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 included herein. If such shareholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to surrendered certificates may be subject to backup withholdings.

        Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to the individual's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.






                                       -6-
 RECAP II-Letter of Transmittal

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any amount otherwise payable to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a shareholder pursuant to the exchange, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form certifying that the TIN provided in Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding. If a TIN is not provided to the Exchange Agent within sixty (60) days, the Exchange Agent is required to withhold 28% of all reportable payments thereafter made to the shareholder until a TIN is provided.

What Number to Give the Exchange Agent

        The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the certificates. If the certificates are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on which number to report.



          [THESE INSTRUCTIONS FORM A PART OF THE LETTER OF TRANSMITTAL]







                                       -7-


RECAP II-Letter of Transmittal

        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                               SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification to Give the Payor:

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


What Name and Number To Provide:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Give the Name and
                                      Give the Name and                                                       EMPLOYER
                                      SOCIAL SECURITY               For this type of                          IDENTIFICATION
For this type of account:             number of -                   account:                                  number of -
---------------------------------------------------------------------------------------------------------------------------------
1. An individual's account            The individual                 6. A valid trust, estate, or pension     Legal entity(4)
                                                                        trust

2. Two or more individuals (joint     The actual owner of the
   account)                           account or, if combined        7. Corporate                             The corporation
                                      funds, the first individual
                                      on the account(1)
                                                                     8. Association, club, religious,         The organization
                                                                        charitable, educational or other
                                                                        tax-exempt organization

3. Custodian account of a             The minor(2)
   minor (Uniform Gift to
   Minors Act)                                                       9. Partnership                           The partnership

                                                                    10. A broker or registered nominee        The broker or nominee

4. (a) The usual revocable savings    The grantor-trustee(1)
   trust (grantor is also trustee)                                  11. A limited liability company (LLC)     The owner(5)
                                                                        that is disregarded as an entity
                                                                        separate from its owner under
                                                                        Treasury Regulations Sections
   (b) So-called trust account that   The actual owner(3)               301.7701-3.
   is  not a legal or valid trust
   under state law

5. Sole proprietorship                The owner(3)


1.    List first and circle the name of the person whose number you furnish.

2.    Circle the minor's name and furnish the minor's social security number.

3.    Provide the name of the owner.

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

5. Provide Social Security Number or Employer Identification Number as applicable.

Note:

(i) If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

(ii) If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

(iii) For a joint account, only the person whose taxpayer identification number is shown on the Substitute Form W-9 should sign the form.



                                       -8-
 RECAP II-Letter of Transmittal

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you do not have a taxpayer identification number, apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local office of the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees that are specifically exempted from backup withholding tax on ALL payments include the following:

o   A corporation.
o   A financial institution.
o An organization exempt from tax under section 501(a), or an individual retirement account or a custodial account under section 403(b)(7).
o   The United States or any agency or instrumentality thereof.
o A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o   An international organization or any agency or instrumentality thereof.
o A dealer in securities or commodities required to register in the United States or a possession of the United States.
o   A real estate investment trust.
o   A common trust fund operated by a bank under section 584(a).
o   An entity registered at all times under the Investment Company Act of 1940.
o   A foreign central bank of issue.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o   Payments of dividends to nonresident aliens subject to withholding under section 1441 of the Code.
o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
o Payments of patronage dividends where the amount received is not paid in money.
o   Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding including the following:
o Payments of interest on obligations issued by individuals. Note: A payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and such payee has not provided its correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
o   Payments described in section 6049(b)(5) of the Code to nonresident aliens.
o   Payments on tax-free covenant bonds under section 1451 of the Code.
o   Payments made by certain foreign organizations.
o   Payments made to a nominee.

AN EXEMPT PAYEE SHOULD ENTER ITS NAME AND CHECK THE "EXEMPT FROM BACKUP WITHHOLDING" BOX, SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045, and 6050(A) of the Code.

PRIVACY ACT NOTICE. Section 6109 of the Code requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

RECAP II-Letter of Transmittal

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you may be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding tax, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Unless otherwise noted herein, all references to section numbers or regulations are references to the Internal Revenue Code of 1986, as amended.





                                      -10-
 RECAP II-Letter of Transmittal       [END]